FVIT P3 06/17

SUPPLEMENT DATED JUNE 8, 2017

TO THE PROSPECTUS DATED MARCH 1, 2017

OF

Franklin Value Investors Trust

(Franklin MidCap Value Fund)

The Board of Trustees of Franklin Value Investors Trust recently approved a proposal to reorganize the Franklin MidCap Value Fund (the “Fund”) with and into the Franklin Small Cap Value Fund, each a series of Franklin Value Investors Trust.

It is anticipated that in the third quarter of 2017, shareholders of the Fund will receive a proxy card and a Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about December 1, 2017 but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on July 7, 2017, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on July 7, 2017 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on July 7, 2017: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on July 7, 2017; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on July 7, 2017. The Fund will not accept any additional purchases after the close of market on or about November 24, 2017. The Fund reserves the right to change this policy at any time.

Effective June 30, 2017 the portfolio management team of the Fund will be:

Steven B. Raineri   Vice President of Advisory Services

Mr. Raineri will have primary responsibility for the investments of the Fund. He will have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2005.

Christopher Meeker, CFA   Portfolio Manager of Advisory Services

Mr. Meeker will be a portfolio manager of the Fund, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2012. Prior to joining Franklin Templeton Investments, he worked as a senior buy-side analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrial, consumer and technology sectors.

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Please keep this supplement with your prospectus for future reference.